                       AMENDMENT NO. 1 TO LOAN AGREEMENT


          THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (the "Amendment") is made and entered into this 15th day of June, 1995, by and among LASALLE NATIONAL BANK, a national banking association (the "Lender"), and KOSS CORPORATION, a Delaware corporation (the "Borrower").

                              W I T N E S S E T H:

     WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated February 17, 1995 (the "Loan Agreement"), pursuant to which Lender agreed to provide Borrower with a revolving line of credit up to $8,000,000.00 (the "Revolving Loan"); and

          WHEREAS, Borrower has requested Lender to lend an additional $2,000,000.00 to Borrower until March 15, 1997, and Lender has agreed to do so provided, among other things, Borrower executes and delivers this Amendment.

          NOW THEREFORE, in consideration of the premises which are incorporated herein by this reference, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. Subsection 2.1(A)(iv) of the Agreement shall be deleted in its entirety and replaced with the following new Subsection 2.1(A)(iv):

          (iv) commencing July 1, 1995, for a period of at least 30 consecutive days during each fiscal year of Borrower, the amount of Revolving Loans outstanding shall not exceed $2,000,000.00; provided, however, the amount of Special Loans and Term Loans (both as hereinafter defined) from time to time outstanding shall not be included in determining the amount of Revolving Loans outstanding.

          2. A new Section 2.1(C) shall be added to the Loan Agreement to be and read as follows:

          Section 2.1(C) Subject to the terms and conditions of this Agreement, Lender agrees to loan up to $2,000,000.00 to Borrower from time to time (each such loan shall be referred to individually as a "Special Loan," and collectively as the "Special Loans"); provided, however, that: (i) each borrowing by Borrower hereunder with respect to any Special Loan shall be in the aggregate principal amount of at least $10,000.00; (ii) Lender's commitment to make Special Loans shall remain in effect for a period to and including March 15, 1997 (the "Special Loan Termination Date"); and (iii) notwithstanding any provision herein to the contrary (1) upon the
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          occurrence and continuance of any Event of Default, and in each such event, the Lender may, in its sole discretion, immediately cease to make Special Loans; and (2) on the Special Loan Termination Date, Borrower shall repay to the Lender all Special Loans, plus interest accrued to the date of payment. The proceeds of such Special Loans shall be used to repurchase shares of the Borrower's common stock.

          Upon the earlier to occur of: (i) the expiration of each six month period commencing with the date hereof; or (ii) the date that the outstanding balance of Special Loans shall reach $500,000.00 in the aggregate, the outstanding balance of the Special Loans shall be converted into a term loan (individually, a "Term Loan," and collectively, the "Terms Loans") that shall be due and payable on March 15, 1997.

          3. New Sections 2.3(A) and 2.3(B) shall be added to the Loan Agreement to follow Section 2.3 thereof, to be and read as follows:

          2.3(A)         SPECIAL REVOLVING NOTE.  The Special Loans shall be
          evidenced by promissory note (herein called the "Special Revolving Note") in the form attached hereto and made a part hereof, as Exhibit 2.3(A), dated the date of this Amendment No. 1 to Loan Agreement, payable to the order of the Lender, in the principal amount of $2,000,000.00. The date and amount of each Special Loan made by the Lender and of each repayment of principal thereon received by the Lender shall be recorded by the Lender in the records of the Lender and the aggregate unpaid principal amount shown on such records shall be rebuttable, presumptive evidence of the principal owing and unpaid on such Special Revolving Note. The failure to record any such amount on such records shall not, however, limit or otherwise affect the obligations of Borrower hereunder or under the Special Revolving Note to repay the principal amount of the Special Loans together with all interest accruing thereon. The unpaid principal amount from time to time outstanding on the Special Revolving Note shall, at Borrower's choice, bear interest at either:
          (a) the Prime Rate, adjusted as of each change of the Prime Rate (each Special Loan bearing interest at such rate a "Prime Rate Loan"); or (b) provided that an Event of Default has not occurred and is not continuing, a rate per annum that shall be 225 basis points in excess of the per annum rate of interest at which U.S. dollar deposits of an amount comparable to the amount of the Special Loan and for a period equal to the relevant Interest Period (as hereinafter defined) are offered generally to Lender (rounded upward if necessary, to the nearest 1/16 of 1.0%) in the London Interbank Eurodollar market at





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          10:00 a.m. (London time) two Business Days prior to the commencement of each Interest Period ("LIBOR" and each Special Loan bearing interest at such rate a "LIBOR Loan"), such rate to remain fixed for such Interest Period. "Interest Period" shall mean one-month, two-month or three-month periods as selected from time to time by the Borrower by irrevocable notice (in writing, by telex, telegram or cable) given to Lender not less than two Business Days prior to the first day of each respective Interest Period commencing on the date hereof, provided that: (i) each such Interest Period may be continued upon its expiration by Borrower by irrevocable notice (in writing, by facsimile) given to Lender not less than two Business Days prior to the expiration thereof, which notice shall specify that such Interest Period shall continue for a one-month, two month or three month period; (ii) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date hereof; (iii) if for any reason the Borrower shall fail to select a time period, then interest on such LIBOR Loan shall accrue and be payable at the Prime Rate; and (iv) each such LIBOR Loan shall be in an amount of at least $1,000,000.00, and shall be in $100,000.00 increments. "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banks in London, England, and Chicago, Illinois, are required or permitted by law to close.

          The Lender's determination of LIBOR as provided above shall be conclusive, absent manifest error. Further, if Lender determines in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that: (a) U.S. dollar deposits of sufficient amount and maturity for funding the Special Loan are not available to Lender in the London Interbank Eurodollar market in the ordinary course of business; or (b) by reason of circumstances that affect the London Interbank Eurodollar market, adequate and fair means do not exist to ascertain the rate of interest to be applicable to the Special Loan, Lender may, at its sole and absolute option, promptly notify the Borrower that interest on the Special Loan shall be determined using the Prime Rate.

          If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over the Lender or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to Lender, make it unlawful for the Lender to make or maintain the Special Loan evidenced hereby, then Lender may, at its sole and absolute option,





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          promptly notify the Borrower that interest on the Special Loan shall be determined using the Prime Rate. If, for any reason, the Special Loan is paid prior to the last Business Day of any Interest Period, the Borrower agrees to indemnify Lender against any loss, including any loss on redeployment of the funds repaid, cost or expense incurred by Lender as a result of such prepayment. If any Regulatory Change, whether or not having the force of law, shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, Lender; (b) subject Lender or the Special Loan to any tax, duty, charge, stamp tax, or fee or change the basis of taxation of payments to Lender of principal or interest due from the Borrower to the Lender hereunder (other than a change in the taxation of the overall net income of Lender); or (c) impose on the Lender any other condition regarding the Special Loan or the Lender's funding thereof, and the Lender shall determine (which determination shall be conclusive absent manifest error) that the result of the foregoing is to increase the cost to Lender of making or maintaining the Special Loan or to reduce.the amount of principal and interest received by the Lender hereunder, then the Borrower shall pay to the Lender, on demand, such additional amounts as the Lender shall, from time to time, determine are sufficient to compensate and indemnify the Lender for such increased costs or reduced amount.

          Notwithstanding any provision in this Section 2.3(A) to the contrary, upon the occurrence and continuance of an Event of Default, the Special Revolving Note shall bear interest at a rate 2% in excess of the rate on LIBOR Loans. The accrued interest on (i) Prime Rate Loans shall be payable monthly on the first day of each month commencing with the first day of the month while such Prime Rate Loan is outstanding; and (ii) LIBOR Loans shall be payable the last day of the Interest Period applicable thereto. Upon the earlier to occur of: (i) the expiration of each six month period commencing with the date of the Special Revolving Note; or (ii) the date that the outstanding balance of the Special Loans shall be converted into a Term Loan, the outstanding balance of the Special Revolving Note shall be immediately reduced by the aggregate amounts of each such Term Loan.

          2.3(B)    TERM NOTES.    Each Term Loan shall be evidenced by a term
          note (each herein called a "Term Note") in the form attached hereto and made a part hereof, as Exhibit 2.3(B), dated the date of the applicable Term Loan, payable to the order of the Lender, in the





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

          principal amount of the applicable Term Loan. Each Term Note shall provide for monthly payments of principal in the amount of 1/60th of the outstanding principal balance, plus accrued interest, with a final payment due on March 15, 1997, of the entire balance of the Term
          Note, plus accrued interest. The unpaid principal amount from time to time outstanding on each Term Note shall, at Borrower's choice, bear interest at either: (a) the Prime Rate, adjusted as of each change of the Prime Rate (each Term Loan bearing interest at such rate a "Prime Rate Loan"); or (b) provided that an Event of Default has not occurred and is not continuing, a rate per annum that shall be 225 basis points in excess of the per annum rate of interest at which U.S. dollar deposits of an amount comparable to the amount of the Term Loan and for a period equal to the relevant Interest Period (as hereinafter defined) are offered generally to Lender (rounded upward if necessary, to the nearest 1/16 of 1.0%) in the London Interbank Eurodollar market at 10:00 a.m. (London time) two Business Days prior to the commencement of each Interest Period ("LIBOR" and each Term Loan bearing interest at such rate a "LIBOR Loan"), such rate to remain fixed for such Interest Period. "Interest Period" shall mean one-month, two-month or three-month periods as selected from time to time by the Borrower by irrevocable notice (in writing, by facsimile) given to Lender not less than two Business Days prior to the first day of each respective Interest Period commencing on the date hereof; provided that: (i) each such Interest Period may be continued upon its expiration by Borrower by irrevocable notice (in writing, by facsimile) given to Lender not less than two Business
          Days prior to the expiration thereof, which notice shall specify that such Interest Period shall continue for a one-month, two-month or three-month period; (ii) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date hereof;
          (iii) if for any reason the Borrower shall fail to select time a period, then interest on such LIBOR Loan shall accrue and be payable at the Prime Rate; and (iv) each such LIBOR Loan shall be in an amount of at least $1,000,000.00, and shall be in $100,000.00 increments. "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banks in London, England, and Chicago, Illinois, are required or permitted by law to close.

          The Lender's determination of LIBOR as provided above shall be conclusive, absent manifest error. Further, if Lender determines in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that: (a) U.S. dollar deposits of sufficient amount and maturity for funding the Term Loan are not available to Lender in the London Interbank





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

          Eurodollar market in the ordinary course of business; or (b) by reason of circumstances that affect the London Interbank Eurodollar market, adequate and fair means do not exist to ascertain the rate of interest to be applicable to the Term Loan, Lender may, at its sole and absolute option, promptly notify the Borrower that interest on the Term Loan shall be determined using the Prime Rate.

          If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over the Lender or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to Lender, make it unlawful for the Lender to make or maintain the Term Loan evidenced hereby, then Lender may, at its sole and absolute option, promptly notify the Borrower that interest on the Term Loan shall be determined using the Prime Rate. If, for any reason, the Term Loan is paid prior to the last Business Day of any Interest Period, the Borrower agrees to indemnify Lender against any loss, including any loss on redeployment of the funds repaid, cost or expense incurred by Lender as a result of such prepayment. If any Regulatory Change, whether or not having the force of law, shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, Lender; (b) subject Lender or the Term Loan to any tax, duty, charge, stamp tax, or fee or change the basis of taxation of payments to Lender of principal or interest due from the Borrower to the Lender hereunder (other than a change in the taxation of the overall net income of Lender); or (c) impose on the Lender any other condition regarding the Term Loan or the Lender's funding thereof, and the Lender shall determine (which determination shall be conclusive absent manifest error) that the result of the foregoing is to increase the cost to Lender of making or maintaining the Term
          Loan or to reduce the amount of principal and interest received by the Lender hereunder, then the Borrower shall pay to the Lender, on demand, such additional amounts as the Lender shall, from time to time, determine are sufficient to compensate and indemnify the Lender for such increased costs or reduced amount.

          Notwithstanding any provision in this Section 2.3(B) to the contrary, upon the occurrence and continuance of an Event of Default, each Term Note shall bear interest at a rate 2% in excess of the rate on LIBOR Loans. The accrued interest on (i) Prime Rate Loans shall be





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

          payable monthly on the first day of each month commencing with the first day of the month while such Prime Rate Loan is outstanding; and
          (ii) LIBOR Loans shall be payable the last day of the Interest Period applicable thereto.

          4. Section 7.1(A) of the Agreement shall be deleted in its entirety and replaced with the following new Section 7.1(A):

          (A) Borrower shall default in the payment when due of any amount due and owing by Borrower to Lender under the Revolving Note, Letters of Credit, the Special Revolving Note or any Term Note; or

          5. Borrower shall pay to Lender a $20,000.00 nonrefundable commitment fee. Further, Borrower shall deliver to Lender as a condition to Lender's obligation to make the Special Loans, a directors' consent, secretary's certificate and such other documents as Lender shall request, each in form and substance satisfactory to Lender and its counsel.

          6. All references to "the Agreement" in the Agreement shall mean the Agreement as amended by this Amendment. All references to "the Loan" or "the Loans" in the Agreement shall include the loans made hereunder. All references to "the Documents" in the Agreement shall include this Amendment, the Special Revolving Note, the Term Notes and any other instrument or document required hereunder, whether now existing or at any time hereafter arising. All references to "the Note" in the Agreement shall include the Special Revolving Note and the Term Notes.

          7. All of the agreements, representations, covenants and obligations set forth in the Agreement are hereby reaffirmed and restated as of the date of this Amendment. All representations and warranties contained in the Agreement remain true and correct as of the date of this Amendment.

          8. Borrower agrees to pay all fees and out-of-pocket expenses of Lender including, without limitation, outside counsel to the Bank in connection with the preparation of this Amendment, and any and all agreements, instruments and documents required or contemplated by this Amendment.

          9.   Except as specifically amended and modified by this Amendment:
(a) the Agreement shall remain in full force and effect and is hereby restated and incorporated herein by this reference; and (b) all terms defined in the Agreement shall have the same meanings herein as therein.





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        IN WITNESS, whereof the parties hereto have caused this Amendment to be duly executed and delivered at Chicago, Illinois, as of the date first above written.

                                            KOSS CORPORATION


                                            By: /s/ Michael J. Koss
                                                ------------------------------

                                            Title: CEO
                                                   ---------------------------

                                            ATTEST:


                                            By: /s/ Richard W. Silverthorn
                                                ------------------------------

                                            Title: Secretary & General Counsel
                                                   ---------------------------

                                            LASALLE NATIONAL BANK


                                            By: /s/ Mark Pressler
                                                ------------------------------

                                            Title: Assistant Vice President
                                                   ---------------------------




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